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                                                                   EXHIBIT 10.78


                  TOYOTA DIVISION MULTIPLE OWNERSHIP POLICIES

A. LEVEL ONE MULTIPLE OWNERSHIP is subject to Numerical Limitations and is defined as ownership or control, direct or indirect, by a single person, entity or group ("Multiple Owner") of at least TWO but not more than SEVEN Authorized Toyota Dealerships (Numerical Limitation).

     Level One Multiple Owner's who want to acquire Level One dealership(s) (#2-7) shall, in addition to the normal requirements to be a Toyota dealer, be required to meet all the following requirements:

          1. Each Level One acquisition must be in compliance with the TMS Regional, Metro and Contiguous ownership requirements in Exhibit A.

          2. At the time TMS approval of a Level One acquisition is sought, all other Toyota dealerships then owned or controlled (directly or indirectly) by the Multiple Owner shall be in compliance with the then applicable TMS performance and capitalization criteria. TMS performance criteria policies for the Toyota Division are set forth in Exhibit B.

          3. The Multiple Owner shall acknowledge and agree in writing to abide by the Level One Multiple Ownership Policies.

          4. The Multiple Owner shall not have acquired a Toyota dealership within the nine months preceding the intended closing date ("Nine Month Rule").

          5. A Multiple Owner may request that TMS waive the Nine Month Rule as to a particular acquisition provided that the Multiple Owner

               a) demonstrates to the satisfaction of TMS that the Multiple Owner, on a consolidated basis, meets the capitalization and management requirements established by TMS for accelerated Level One acquisitions; and

               b) does not acquire more than two Toyota dealerships within any semi-annual period (January - June and July - December).

          6. In the event of a merger, corporate restructuring or reorganization, TMS will look at actual changes in management and/or control to determine how the multiple ownership policies will apply to the transaction.

A. LEVEL TWO MULTIPLE OWNERSHIP QUALIFICATION. Level Two Multiple Ownership is defined as the PLANNED ownership or control, direct or indirect, by a single Multiple Owner of more than seven Toyota dealerships. A Level One Multiple Owner may qualify to become a Level Two Multiple Owner if (in addition to the normal requirements to be a Toyota dealer) it meets all the following criteria:


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          1.   At the time of application to be a Level Two Multiple Owner, the
               Multiple Owner (1) has owned or controlled at least one Toyota dealership for a minimum of one year; (2) owns or controls, directly or indirectly, at least four Toyota dealerships; and (3) plans to own or control, directly or indirectly, more than seven Toyota dealerships.

          2. The Multiple Owner demonstrates to the satisfaction of TMS that the Multiple Owner, on a consolidated basis, meets the financial and management criteria established by TMS for Level Two Multiple Ownership.

          3. The Multiple Owner enters into a Level Two Multiple Ownership Agreement with TMS (the "Level II Agreement").

     A. POLICIES APPLICABLE TO LEVEL TWO MULTIPLE OWNERSHIP. Level Two Multiple Owners are subject to National Volume and Timing Limitations and are no longer subject to the National Numerical Limitations or the Nine Month Rule applicable to Level One Multiple Owners. Level Two Multiple Owners who want to acquire additional Toyota dealerships shall, in addition to the normal requirements to be a Toyota dealer, be required to meet the following requirements.

          1. A Level Two Multiple Owner may commence acquisitions of additional Toyota dealerships subject to the volume and Timing Limitations in Exhibit C. Such acquisitions may commence any time after the Level Two Agreement is signed; however for purposes of Exhibit C, the first semi-annual period (3%) will be extended from the date of the Level Two Agreement until the end of the next commencing full semi-annual period. For example, if the Level Two Agreement is dated after Jan 1st but before June 30th, the 3% limitation will remain in effect until December 31st of the same year.

          2. Each Level Two acquisition must comply with the applicable Regional, Metro and Contiguous Ownership requirements in Exhibit A.

          3. At the time of the request for TMS approval of a Level Two acquisition, (1) the Multiple Owner, on a consolidated basis, shall continue to meet the financial criteria for Level Two Multiple Ownership (as of the date of its most recent financial statements); (2) the acquisition must be in compliance with the National Volume Limitations applicable as of the date of the proposed closing of the acquisition; and (3) each of the Toyota dealerships then owned or controlled (directly or in directly) by the Level Two Multiple Owner shall be in compliance with the then applicable TMS performance criteria and capitalization requirements. TMS performance criteria policies for the Toyota Division are set forth in Exhibit B.

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     D.   CALCULATION OF AGGREGATE RETAIL SALES VALUES (NATIONAL AND REGIONAL)

          1. Base National and Regional Retail Sales Values (RSVs), equal to a dealership's percentage of retail sales for the nation and Region, calculated on retail sales for the calendar year 1996, shall be established for every Toyota dealership which was operational during the full year, regardless of ownership. These established RSV's will remain fixed for that dealership as long as there is no change in ownership or relocation of the dealership. Upon a change of ownership, a new RSV for that dealership will be established for the Acquirer by using the sales data for the calendar year immediately preceding the year in which the transfer proposal is submitted to Toyota for approval.

          2. Open points or dealerships which were operational less than the full base calendar year, and future open points will be assigned an RSV based on the open point's sales expectancy.

          3. Upon the approved relocation of the dealership, the RSV will be adjusted to reflect the changed marketing circumstances created by the relocation.

          4. The National RSV for each Toyota dealership owned by a Level Two Multiple Owner shall be added together to establish the Level Two Multiple Owner's National Aggregate Retail Sales Value
               (ARSV). The same calculation shall be done to determine a Multiple Owner's Regional ARSV.

          5. When a Multiple Owner transfers ownership of a Toyota dealership, its ARSV will be reduced by the previously fixed RSV for the dealership. However, a new RSV shall be established for the Acquirer using the sales data for the calendar year. Upon a change of ownership, a new RSV for that dealership will be established for the Acquirer by using the sales data for the calendar year immediately preceding the year in which the transfer proposal is submitted to Toyota for approval.

          6.   Aggregate Retail Sales Values will be calculated* as follows:


                                NATIONAL LIMITS


        Total Retail Sales of Dealership for the preceding calendar year
          Total Retail Sales of all Authorized Toyota Dealerships for
                          the preceding calendar year

                                REGIONAL LIMITS


        Total Retail Sales of Dealership for the preceding calendar year
 Total Retail Sales (in the Region/Distributor) for the preceding calendar year

* Examples of such calculations are shown in Exhibit D
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                                   EXHIBIT A


1.   REGIONAL LIMITATIONS

A Multiple Owner shall not own or control, directly or indirectly, more dealerships in any Region or Private Distributor than is shown in Column A or, in the event the Aggregate Retail Sales Value of Toyota dealerships under such common ownership or control within a Region or Private Distributorship is less than 9% of the Retail Sales Value of all Toyota dealerships within the Region or Private Distributorship area, then no more dealerships in that Region or Private Distributor than is shown in Column B.

                                                               COLUMN B
                                 COLUMN A              MAXIMUM ALLOWABLE IF ARSV
REGION/DISTRIBUTOR            BASE ALLOWABLE             IS UNDER 9% OF REGION
------------------            --------------             ---------------------
    Boston                          4                              6
    Chicago                         5                              7
    Portland                        4                              6
   Cincinnati                       5                              7
    New York                        5                              7
   Los Angeles                      4                              6
  San Francisco                     3                              4
   Kansas City                      4                              6
     Denver                         4                              5
 Central Atlantic                   5                              7
 Southeast Toyota                   5                              7
Gulf States Toyota                  5                              7


2.   METRO MARKET LIMITATIONS

A Multiple Owner shall not own or control, directly or indirectly, more than the greater of one dealership or 20% of the dealer count in a metro (multiple point) market as defined by Toyota. For example, in order to own two dealerships in a metro market, the metro market must have at least 10
Toyota dealers; for three dealers, the metro market must have at least 15 Toyota dealers, etc.


3.   CONTIGUOUS DEALERSHIP LIMITATIONS

A Multiple Owner shall not own or control, directly or indirectly, dealerships with contiguous market areas. Dealerships have contiguous market areas if their primary market area boundaries touch. Current contiguously owned dealerships are not subject to this prohibition and may be transferred together in the future, provided that (1) the purchaser does not own or control a Toyota dealership which is contiguous with either of the acquired contiguous dealerships or (2) no divestiture agreement is in place.



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                                   EXHIBIT B

                         PERFORMANCE CRITERIA POLICIES


1. TMS will conduct an annual review of all dealerships to evaluate compliance with performance criteria and capitalization requirements. At the time of a proposed acquisition by a Level One or Level Two Multiple Owner, TMS will evaluate the compliance of each Toyota dealership then owned or controlled by the Multiple Owner. This evaluation is to determine whether all dealerships are in compliance with the performance criteria and capitalization requirements.

2. If a Toyota dealership does not meet the performance criteria at the time it is acquired by a Multiple Owner, TMS, the Dealer and the Multiple Owner will agree upon an action plan and timetable to bring the dealership into compliance with the performance criteria within a reasonable period of time. As long as the Dealer's progress is in compliance with the agreed upon plan and timetable, the performance of the Dealer will not be considered in connection with additional acquisitions by the Multiple Owner.

3. From time to time TMS, in its sole discretion, may waive compliance with some or all of the performance criteria in connection with a particular acquisition when the acquirer meets most of the performance criteria and offers the best alternative or only viable acquisition package for a particular dealership to be acquired.

4. However, Level Two Multiple Owners who own or control Toyota dealerships with Aggregate Retail Sales Values in excess or 3.5% are not eligible for any waivers or exceptions to the requirement of compliance with the performance criteria.




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                                   EXHIBIT C

National Volume and Timing Limitations

Level Two Multiple Owners are subject to the following National volume and timing limitations (calculated as set forth below) for the semi-annual periods commencing after the date of the Level Two Agreement. (Refer to Paragraph C.1)


   SEMI-ANNUAL PERIOD*               MAXIMUM AGGREGATE SALES VALUE
   ------------------              ----------------------------------
          1                        3.00% Aggregate Retail Sales Value
          2                        3.50% Aggregate Retail Sales Value
          3                        4.00% Aggregate Retail Sales Value
          4                        4.25% Aggregate Retail Sales Value
          5                        4.50% Aggregate Retail Sales Value
          6                        4.75% Aggregate Retail Sales Value
    7 and Beyond                   5.00% Aggregate Retail Sales Value


*  January 1 - June 30;
   July 1 - December 31


A Level Two Multiple Owner may carry forward any unused ARSV to succeeding semi-annual periods; provided, however, no Level Two Multiple Owner may acquire dealerships representing more than an additional one percent (1%) in any two consecutive semi-annual periods.

                                   EXHIBIT D


                                    EXAMPLES


EXAMPLE A: Basic computation of Retail Sales Values (RSV).

     Each existing Toyota dealer will have its RSV computed in early January of 1998 using December '96 year end retail (non-fleet) sales information. Assuming Toyota's total retail sales volume for 1996 was 1,000,000 vehicles nationally and the dealer's sales were 1000 units and the dealer is located in Region R with 1996 YTD sales of 75,000, the calculation is as follows:


     a)   the dealer sales / the national sales = National RSV
                1000    /    1,000,000    =    0.10%

     b)   the dealer sales / the regional sales = Regional RSV
                1000    /      75,000     =    1.33%


EXAMPLE B: Acquisition of multiple dealerships.


Assumptions: A Level Two Multiple Owner currently owns four dealerships all located in Region R. These dealerships have Aggregate Retail Sales Values of .30 national and 4.1 in the region. On July 1, 1998 an Level Two Multiple Owner submits a request for approval of its proposed acquisitions of Dealer A and Dealer B, both within the Region R. Dealer A's retail sales volume for year
1997 was 1000 new vehicles. Dealer B's retail sales volume for 1997 was 800 new vehicles. Toyota's total retail sales volume for 1997 was 1,000,000 vehicles nationally and 75,000 vehicles in the Region R. After acquisition of Dealer A and Dealer B, the Multiple Owner's new Aggregate Retail Sales Value (expressed as a percentage) will be .48% nationally and 6.5% for the region calculated as shown below.

                         Aggregate Retail Sales Values
                         -----------------------------

     Existing Aggregate Retail          National     .30%
          Sales Values:                 Regional     4.1%

     Dealer A Retail Sales Values:      National     1,000/1,000,000 =  .10%
                                        Regional     1,000/75,000    = 1.33%

     Dealer B Retail Sales Values:      National     800/1,000,000 = 0.08%
                                        Regional     800/75,000    = 1.07%

     New Aggregate Retail               National     .30% + .1% + .08% = .48%
          Sales Values:                 Regional     4.1% + 1.33% + 1.07% = 6.5%


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EXAMPLE C: Sale of dealership

Assumptions: On September 1, 1999, a Level Two Multiple Owner's Aggregate Retail Sales Values are 3.58% nationally and 7.25% in Region X. The Multiple Owner sells a Toyota Dealer whose Retail Sales Value is 0.50% national and 2.00% regional. Its new National Aggregate Retail Sales Value is 3.08% and its new Regional Aggregate Sales Value is 5.25%.

     Multiple Owner's Aggregate         National 3.58% - 0.50% = 3.08%
     Retail Sales Values:               Regional 7.25% - 2.00% = 5.25%

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                       TOYOTA DIVISION MULTIPLE OWNERSHIP
                              PERFORMANCE CRITERIA




DEALERSHIP GUIDELINES

     Acquisition of additional dealerships by any common ownership/control entity will require it to meet applicable performance and capitalization criteria at each of its existing Toyota dealerships for the most recent twelve-month period. In addition, the parent organization must meet applicable capitalization and management criteria at the time of each proposed acquisition.



          MEASUREMENT                              PERFORMANCE CRITERIA
     ----------------------------------       --------------------------------

     -    Sales - Car/Truck combined         -    Not less than 90%
          -----
          sales efficiency

     -    Customer Satisfaction - Sales      -    Regional average or
          ---------------------                   greater (currently under
          and service performance                 consideration)



     -    Capitalization -
          --------------
          - Net Working Capital              -    Meet or exceed minimum
                                                  Net Working Capital
                                                  Requirement

          - Debt-to-Equity                   -    Borrowed capital must not
                                                  exceed owned capital (debt to
                                                  equity not greater than
                                                  1.0 to 1.0)
          - Initial Investment               -    In a new dealership
                                                  corporation, a minimum of
                                                  50% of net investment must
                                                  be subscribed capital stock
          - Financial Performance            -    Profitability


     -    Facility and Identification        -    Must have adequate facility
          ---------------------------             and identification (Regional
                                                  Management Concurrence)


     -    Management
          ----------
          - Level One                        -    Qualified General Manager
                                                  with full operational
                                                  responsibility and authority

          - Level Two                        -    Qualified General Manager
                                                  with full operational
                                                  responsibility and authority
                                             -    Organizational structure to
                                                  effectively manage parent
                                                  entity and supervise
                                                  dealership operations



In addition, each existing Toyota dealership must be in full compliance with all of the terms of its Toyota Dealer Agreement.
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For accelerated Level One Multiple Ownership, each dealership must meet all
Level One operational standards, plus the following:


        STANDARD                             CRITERIA
        --------                             --------

     -    Management                -    Organization structure to effectively
          ----------                     manage parent entity and supervise
                                         dealership operations

     -    Capitalization            -    Annual audited consolidated
          --------------                 financial statement for all
                                         operations

                                    -    Annual audited consolidated
                                         financial statement for
                                         automotive operations

                                    -    Quarterly unaudited consolidated
                                         financial statement for all
                                         operations

                                    -    Quarterly unaudited consolidated
                                         financial statement for automotive
                                         operations

                                    -    Tangible net worth of $1 million
                                         per dealership owned. (Cumulative)

                                    -    Net income form continuing
                                         operations in three of the last
                                         four quarters.

                                    -    Positive cash flow provided by
                                         operations in three of the last four
                                         quarters.




A.   LEVEL TWO PARENT ENTITY REQUIREMENTS

     Must meet all Accelerated Level One operational standards, plus the following:


        STANDARD                             CRITERIA
        --------                             --------

     -    Management                -    Organization structure to effectively
          ----------                     manage parent entity and supervise
                                         dealership operations

     -    Capitalization            -    Tangible net worth of $20 million
          --------------                 as an entity ($40 million if over
                                         3.5% ARSV) or $1 million per
                                         dealership owned, whichever is higher
